EATON VANCE GLOBAL SMALL-CAP FUND

Supplement to Prospectus dated May 1, 2017 and

Summary Prospectus dated May 1, 2017

The Boards of Trustees of Eaton Vance Global Small-Cap Fund (“Global Small-Cap Fund”), a series of Eaton Vance Special Investment Trust, and Eaton Vance Tax-Managed Global Small-Cap Fund (“T-M Global Small-Cap Fund”), a series of Eaton Vance Mutual Funds Trust, recently approved a proposal to reorganize Global Small-Cap Fund into T-M Global Small-Cap Fund. Effective March 1, 2018, T-M Global Small-Cap Fund will change its name to Eaton Vance Global Small-Cap Equity Fund and it will seek an objective of long-term total return. After such date, T-M Global Small-Cap Fund will no longer be required to employ tax-management techniques or seek after-tax returns.

The Board of Trustees of Global Small-Cap Fund has called a special meeting of shareholders to be held on or about May 17, 2018, to consider the proposed reorganization. Proxy materials describing the proposed reorganization are expected to be mailed on or about March 16, 2018, to the Global Small-Cap Fund’s shareholders as of the record date. If shareholders of the Global Small-Cap Fund approve the reorganization, it is expected to be completed in the end of May 2018. For additional information regarding the investment strategies and principal risks of T-M Global Small-Cap Fund, please see its prospectus, which can be located at http://funddocuments.eatonvance.com.

On or about March 1, 2018, Global Small-Cap Fund will discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including those who acquire shares through the reinvestment of dividends and distributions and those who received shares in connection with a reorganization); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected it prior to the close of business on March 1, 2018. It is anticipated that on or about May 9, 2018, shares of Global Small-Cap Fund will no longer be available for purchase or exchange.

December 15, 2017	27952 12.15.17